                                     LEASE AGREEMENT
                            Part One of a Two Part Agreement

                   THIS AGREEMENT, made the 2nd day of September one thousand nine hundred and ninety-four (1994), by and between Tornetta
                   Realty Corp., Agent for Burnside Associates/Fourtees, Co.,
                   with offices situate 839 East Germantown Pike, Norristown,
                   PA 19401 (hereinafter called Lessor), of the one part, and
                   National Fiberstok Corporation, a Delaware corporation, with offices situate 7990 Second Flag Drive, Suite C, P.O. Box
                   458, Austell, GA 30001
                   Federal I. D. #
                   (hereinafter called Lessee), of the other part.
                        WITNESSETH THAT: Lessor does hereby demise and let unto
                   Lessee all that certain space consisting of approximately
2. Premises        7,138+/- s/f, hereinafter referred to as demised premises, and being a portion of the building on Lot #9 in the Norriton
                   Business Campus, East Norriton Township, said demised
                   premises having the mailing address of 2051A Potshop Lane in the County of Montgomery State of Pennsylvania, to be used and occupied as sales office and warehouse space and for no
3. Term            other purpose, for the term of five (5) years beginning the
                   1st day of October, one thousand nine hundred and ninety-
                   four (1994), and ending the 30th day of September, one
                   thousand nine hundred and ninety nine (1999), for the
4. Minimum Rent    minimum total rental of Two Hundred Seven Thousand Twelve
                   Dollars and no/cents ($207012), lawful money of the United
                   States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums as set forth below on the first day of each month, rent to begin from the first day of October, 1994, the first installment to be paid at the time of signing this lease.
                   The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.

5. Place of
   Payment              All rent shall be payable without prior notice or
                   demand at the office of Lessor's Agent, Tornetta Realty Corp., 839 East Germantown Pike, Norristown, PA 19401, or at such other place as Lessor may from time to time designate by notice in writing.

6. Agency               (b) It is hereby expressly agreed and understood that
                   the said Tornetta Realty Corp. is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment (or non-fulfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

7. Termination
   of Lease             It is hereby mutually agreed that either party hereto
                   may determine this lease at the end of said term by giving to the other party written notice thereof at least 120 days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) month and so on from month to month unless or until terminated by either party hereto, giving the other 30 days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within 15 days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either
                   (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term, or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease: whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in the said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

8. Security
   Deposit         Lessee does herewith deposit with Lessor the sum of Six
                   Thousand Five Hundred Forty Four & no/cents ($6,544.00)
                   Dollars, to be held as security for the full and faithful
                   performance by Lessee of Lessee's obligations under this
                   Lease and for the payment of damages to the demised
                   premises.  If the demised premises is residential property, said security deposit is to be held by Lessor as an Escrow
                   Fund pursuant to the terms and provisions of the Penna Act of Assembly approved December 29, 1972, Act No. 363.  Except for such sum as shall be lawfully applied by Lessor to
                   satisfy valid claims against Lessee arising from defaults
                   under this lease or by reason of damages to the demised
                   premises, the Security Deposit or Escrow Fund shall be
                   returned to the Lessee at the expiration of the term of this lease or any renewal or extension thereof but in the case of residential property only as provided for in the said Act of
9. Special         Assembly.  It is understood that no part of any security
   Clauses         deposit or Escrow Fund is to be considered as the last
                   rental due under the terms of the lease.

                        It is agreed and understood that the monthly rental
                   payments as called for above shall be paid as follows:
                   (a). The sum of Three Thousand Two Hundred Seventy Two Dollars & no/cents ($3,272.00) per month beginning October 1, 1994 to September 30, 1996;
                   (b). The sum of Three Thousand Four Hundred Twenty Dollars & no/cents ($3,420.00) per month beginning October 1, 1996 to September 30, 1997;
                   (c). The sum of Three Thousand Five Hundred Sixty Nine Dollars & no/cents ($3,569.00) per month beginning October 1, 1997 to September 30, 1998; and
                   (d). The sum of Three Thousand Five Hundred Eighteen Dollars & no/cents ($3,718.00) per month beginning October 1, 1998 to September 30, 1999.

10. Addendum            The Lessor and Lessee agree for themselves, their
                   respective heirs and successors and assigns to the herein described terms and also to those set forth in the addendum attached hereto entitled "TERMS AND CONDITIONS," (PART TWO) all of which are to be regarded as binding and as strict legal conditions.

INITIALS           LESSEE    LESSEE    LESSEE    LESSOR    LESSOR    AGENT
                         ---       ---       ---       ---       ---      ---

                                   LEASE AGREEMENT
                                 Terms and Conditions
                           Part Two of a Two Part Agreement

11. Special        Addendum to Lease Agreement and Exhibit "A" are
    Clauses        attached hereto and made a part hereof.


12. Inability
    to Given       If Lessor is unable to give Lessee possession of the
    Possession     demised premises, as herein provided, by reason of the
                   holding over of a previous occupant, or by reason of any
                   cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all
                   rights and remedies both parties hereing shall be
                   suspended and if Lessor is unable for any reason to give
                   possession of the demised premises within 5 days of Lessee's demand therefor following commencement of the term hereof
                   Lessee shall have the option, by notice to Lessor, to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.
13. Additional Rent
    (a) Damages for     (a) Lessee agrees to pay as rent in addition to the
       Default     minimum rental herein reserved any and all sums which may
                   become due by reason of the failure of Lessee to comply with all of the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of
                   them, and also any and all damages to the demised preemies caused by any act or neglect of the Lessee.
    (b) Taxes           (b) Lessee further agrees to pay as rent in addition to
                   the minimum rental herein reserved all taxes assessed or
                   imposed upon the demised premises and/or the building of
                   which the demised premises is a part during the term of this lease.  The amount due hereunder on account of such taxes
                   shall be apportioned for that part of the first and last
                   calendar years covered by the term hereof.  The same shall be paid by Lessee to Lessor on or before the first day of
                   July of each and every year.
    (c) Fire            (c) Lessee further agrees to pay to Lessor as
        Insurance  additional rent all increase or increases in fire insurance
        Premiums   premiums upon the demised premises and/or the building of
                   which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the
                   demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or
                   the nature of the Lessee's business.
    (d) Water Rent      (d) Lessee further agrees to pay as additional rent, if
                   there is a metered water connection to the said premises, all charges for water consumed upon the demised premises and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due.
                        (e) Lessee further agrees to pay as additional rent, if
                   there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises immediately when the same become due.


                        Lessee covenants and agrees that he will without demand
14. Affirmative         (a) Pay the rent and all other charges herein reserved
    Covenants of   as rent at the times and at the place that the same are
    Lessee         payable, without fail; and if Lessor shall at any time or
    (a) Payment    times accept said rent or rent charges after the same shall
        of Rent    have become delinquent, such acceptance shall not excuse
                   delay upon subsequent occasions, or constitute or be
                   construed as a waiver of any of Lessor's rights.  Lessee
                   agrees that any charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any
                   other charges, expenses, or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by
                   legal process in the same manner as rent due and in arrears.
    (b) Cleaning,       (b) Keep the demised premises clean and free from all
        Repairing  ashes, dirt and other refuse matter; replace all glass
        Etc.       windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they
                   are now, reasonable wear and tear and damage by
                   accidental fire or other casualty not occurring through
                   negligence of Lessee or those employed by or acting for
                   Lessee alone excepted. The Lessee agrees to surrender the
                   demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of
                   this lease.
   (c) Requirements     (c) Comply with any requirements of any of the
        Of Public constituted public authorities, and with the terms of any Authorities State or Federal statute or local ordinance or regulation applicable of Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs, or
                   damages resulting from failure so to do.
    (d) Fire            (d) Use every reasonable precaution against fire.
    (e) Rules and       (e) Comply with rules and regulations of Lessor
       Regulations promulgated as hereinafter provided.
    (f)Surrender of     (f) Peaceably deliver up and surrender possession of
       Possession  the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to
                   Lessor at his office all keys for the demised premises.
    (g) Notice of       (g) Give to Lessor prompt written notice of any
        Fire, etc. accident, fire, or damage occurring on or to the demised premises.
    (h) Condition       (h) Lessee shall be responsible for the condition of
     Of Pavement   the pavement, curb, cellar doors, awnings and other
                   erections in the pavement during the term of this lease;
                   shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any
                   accidents, due or alleged to be due to their defective
                   condition, or to any accumulations of snow and ice.
    (i) Agency on       (i) The Lessee agrees that if, with the permission in
        Removal    writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so, attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

    (j) Indemni-        (j) Indemnify and save Lessor harmless from any and all
         fication loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

15. Negative            Lessee covenants and agrees that he will do none of
    Covenants      the following things without first obtaining the consent, in
    Of Lessee      writing of Lessor, which consent Lessor shall not
                   unreasonably withhold, and without providing Lessor with
                   reimbursement for any expenses incurred or incidental to
                   Lessee's proposed action.
    (a) Use of          (a) Occupy the demised premises in any other manner or
        Premises   for any other purpose than as above set forth.
    (b) Assignment      (b) Assign, mortgage or pledge this lease or under-let
          And      or sub-lease the demised premises or any part thereof or
       Subletting  permit any other person, firm or corporation to occupy demised premsies, or part thereof; nor should any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

    (c) Signs                (c) Place or allow to be placed any stand, booth,
                        sign or show case upon the doorsteps, vestibules or
                        outside walls or pavements of said premises, or paint,
                        place, erect or cause to be painted, placed or erected
                        any sign, projection or device on or in any part of the
                        premises.  Lessee shall remove any sign, projection or
                        device painted, placed or erected, if permission has
                        been granted and restore the walls, etc., to their
                        former conditions, at or prior to the expiration of
                        this lease.  In case of the breach of this covenant (in
                        addition to all other remedies given to Lessor in case
                        of the breach of any conditions or covenants of this
                        lease) Lessor shall have the privilege of removing said
                        stand, booth, sign, show case, projection or device,
                        and restoring said walls, etc., to their former
                        condition, and Lessee, at Lessor's option, shall be
                        liable to Lessor for any and all expenses so incurred by
                        Lessor.
    (d) Alterations          (d) Make any alterations, improvements, or
        Improvements    additions to the demised premises.  All alterations,
                        improvements, additions or fixtures, whether installed
                        before or after the execution of this lease, shall
                        remain upon the premises at the expiration or sooner
                        determination of this lease and become the property of
                        Lessor, unless Lessor shall, prior to the determination
                        of this lease, have given written notice to Lessee to
                        remove the same, in which event Lessee will remove such
                        alterations, improvements and additions and restore the
                        premises to the same good order and condition in which
                        they now are.  Should Lessee fail so to do, Lessor may
                        do so, collecting, at Lessor's option, the cost and
                        expense thereof from Lessee as additional rent.
    (e) Machinery            (e) Use or operate any machinery that, in Lessor's
                        opinion, is harmful to the building or disturbing to
                        other tenants occupying other parts thereof.
    (f) Weights              (f) Place any weights in any portion of the demised
                        premises beyond the safe carrying capacity of the
                        structure.
    (g) Fire Insurance       (g) Do or suffer to be done, any act, matter or
                        thing objectionable to the fire insurance companies
                        whereby the fire insurance or any other insurance now
                        in force or hereafter to be placed on the demised
                        premises, or any part thereof, or on the building of
                        which the demised premises may be a part, shall become
                        void or suspended, or whereby the same shall be rated
                        as a more hazardous risk than at the date of execution
                        of this lease, or employ any person or persons
                        objectionable to the fire insurance companies or carry
                        or have any benzine or explosive matter of any kind in
                        and about the demised premises.  In case of a breach of
                        this covenant (in addition to all other remedies given
                        to Lessor in case of the breach of any of the
                        conditions or covenants of this lease) Lessee agrees to
                        pay to Lessor as additional rent any and all increase
                        or increases of premiums on insurance carried by Lessor
                        on the demised premises, or any part thereof, or on the
                        building of which the demised premises may be a part,
                        caused in any way by the occupancy of Lessee.
    (h) Removal of           (h) Remove, attempt to remove or manifest an
        Goods           intention to remove Lessee's goods or property from or
                        out of the demised premises otherwise than in the
                        ordinary and usual course of business, without having
                        first paid and satisfied Lessor for all rent which may
                        become due during the entire term of this lease.
    (i) Vacate               (i) Vacate or desert said premises during the
        Premises        term of this lease, or permit the same to be empty and
                        unoccupied.
                             Lessee covenants and agrees that Lessor shall have
                        the right to do the following things and matters in and about the demised premises:

16. Lessor's Rights          (a) At all reasonable times by himself or his duly
    (a) Inspection of   authorized agents to go upon and inspect the demised
        Premises        premises and every part thereof, and/or at his option
                        to make repairs, alterations and additions to the
                        demised premises or the building of which the demised
                        premises is a part.
    (b) Rights and           (b) At any time or times and from time to time
        Regulations     make such reasonable rules and regulations as may be
                        necessary or desirable for the safety, care, and
                        cleanliness of the demised premises and/or of the
                        building of which the demised premises is a part and of
                        real and personal property contained therein and for
                        the preservation of good order.  Such rules and
                        regulations shall, when communicated in writing to
                        Lessee, form a part of this lease.
    (c) Sale or Rent         (c) To display a "For Sale" sign at any time, and
        Sign            also, after notice from either party of intention to
        Prospective     determine this lease, or at any time within three months
        Purchasers or   prior to the expiration of this lease, a "For Rent"
        Tenants         sign, or both "For Rent" and "For Sale" signs; and all
                        of said signs shall be placed upon such part of the
                        premises as Lessor may elect and may contain such
                        matter as Lessor shall require.  Persons authorized by
                        Lessor may inspect the premises at reasonable hours
                        during said periods.
    (d) Discontinue          (d) Lessor may discontinue at any time, any or all
        Facilities      facilities furnished and services rendered by Lessor
        and Services    not expressly covenanted for herein or required to be
                        furnished or rendered by law; it being understood that they constitute no part of the consideration for this lease.

17. Responsibility of        (a) Lessee agrees to relieve and hereby relieves
    Lessee the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage, or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.
                             (b) Lessee also agrees to relieve and hereby
                        relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building or which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

18. Responsibility of        (a) In the event the demised premises are totally
    Lessor              destroyed or so damaged by fire or other casualty that,
    (a) Total Destruc-  in the opinion of a licensed architect retained by
        tion of         Lessor, the same cannot be repaired and restored within
        Premises        ninety days from the happening of such injury this
    (b) Partial         lease shall absolutely cease and determine, and the
        Destruction     rent shall abate for the balance of the term.
        of Premises          (b) If the damage be only partial and such that
                        the premises can be restored, in the opinion of a
                        licensed architect retained by Lessor, to approximately
                        their former condition within ninety days from the date
                        of the casualty loss Lessor may, at Lessor's option,
                        restore the same with reasonable promptness, reserving
                        the right to enter upon the demised premises for that
                        purpose.  Lessor also reserves the right to enter upon
                        the demised premises whenever necessary to repair
                        damage caused by fire or other casualty to the building
                        of which the demised premises is a part, even though
                        the effect of such entry be to render the demised
                        premises or a part thereof untenantable.  In either
                        event the rent shall be apportioned and suspended
                        during the time Lessor is in possession, taking into
                        account the proportion of the demised premises rendered
                        untenantable and the duration of Lessor's possession.
                        If a dispute arises as to the amount of rent due under
                        this clause, Lessee agrees to pay the full amount
                        claimed by Lessor, but Lessee shall have the right to
                        proceed by law to recover the excess payment, if any.
    (c) Repairs by           (c) Lessor shall make such election to repair the
        Lessor          premises or terminate this lease by giving notice
                        thereof to Lessee at the leased premises within thirty
                        days from the day Lessor received notice that the
                        demised premises had been destroyed or damaged by fire
                        or other casualty.
    (d) Damage for           (d) Except to the extent hereinbefore provided,
         Interruption   Lessor shall not be liable for any damage,
         of Use         compensation, or claim by reason of the necessity of
                        repairing any portion of the building, the interruption
                        in the use of the premises, any inconvenience or
                        annoyance arising as a result of such repairs or
                        interruption, or the termination of this lease by
                        reason of damage to or destruction of the premises.
    (e) Representation       (e) Lessor has let the demised premises in their
        of Condition    present "as is" condition and without any
        of Premises     representations, other than those specifically endorsed
                        hereon by Lessor, through its officers, employees,
                        servants and/or agents.  It is understood and agreed
                        that Lessor is under no duty to make repairs,
                        alterations, or decorations at the inception of this
                        lease or at any time thereafter unless such duty of
                        Lessor shall be set forth in writing endorsed hereon.
    (f) Zoning               (f) It is understood and agreed that the Lessor
                        hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning
                        Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

19. Miscellaneous            (a) No contract entered into or that may be
    Agreements and      subsequently entered into by Lessor with Lessee,
    Conditions          relative to any alterations, additions, improvements or
    (a) Effect of Re-   repairs, nor the failure of Lessor to make such
        pairs on        alterations, additions, improvements or repairs as
        Rental          required by any such contract, nor the making by Lessor
                        or his agents or contractors of such alterations,
                        additions, improvements or repairs shall in any way
                        affect the payment of the rent or said other charges at
                        the time specified in this lease, except to the extent
                        and in the manner hereinbefore provided.
    (b) Waiver of            (b) It is hereby covenanted and agreed, any law,
        Custom          usage or custom to the contrary notwithstanding, that
                        Lessor shall have the right at all times to enforce the
                        covenants and provisions of this lease in strict
                        accordance with the terms hereof, notwithstanding any
                        conduct or custom on the part of the Lessor in
                        refraining from so doing at any time or times; and,
                        further, that the failure of Lessor at any time or
                        times to enforce his rights under said covenants and
                        provisions strictly in accordance with the same shall
                        not be construed as having created a custom in any way
                        or manner contrary to the specific terms, provisions
                        and covenants of this lease or as having in any way or
                        manner modified the same.
    (c) Conduct of           (c) This lease is granted upon the express
        Lessee          condition that Lessee and/or the occupants of the
                        premises herein leased shall not conduct themselves in
                        a manner which is improper or objectionable, and if at
                        any time during the term of this lease or any extension
                        or continuation thereof Lessee or any occupier of the
                        said premises shall have conducted himself in a manner
                        which is improper or objectionable, Lessee shall be
                        taken to have broken the covenants and conditions of
                        this lease, and Lessor will be entitled to all of the
                        rights and remedies granted and reserved herein, for
                        the Lessee's failure to observe all of the covenants
                        and conditions of this lease.
    (d) Failure of           (d) In the event of the failure of Lessee promptly
        Lessee to       to perform the covenants of Section 14(b) hereof,
        Repair          Lessor may go upon the demised premises and perform
                        such covenants, the cost thereof, at the sole option of
                        Lessor, to be charged to Lessee as additional and
                        delinquent rent.
    (e) Waiver of            (e) Lessor and Lessee hereby agree that all
        Subrogation     insurance policies which each of them shall carry to
                        insure the demised premises and the contents therein
                        against casualty loss, and all liability policies which
                        they shall carry pertaining to the use and occupancy of
                        the demised premises shall contain waivers of the right
                        of subrogation against Lessor and Lessee herein, their
                        heirs, administrators, successors, and assigns.
    (f) Security             (f) Lessee hereby grants to Lessor a security
        Interest        interest under the Uniform Commercial Code in all of
                        Lessee's goods and property in, on, or about the demised premises. Said security interest shall secure unto
                        Lessor the payment of all rent (and charges collectible or reserved as rent) hereunder which shall become due under the provisions of this lease. Lessee hereby agrees to execute, upon request of Lessor, such financing statements as may be required under the provisions of the said Uniform Commercial Code to perfect a security interest in Lessee's said goods and property.

20. Remedies of Lessor       If the Lessee:
                             (a) Does not pay in full when due any and all
                        installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; or
                             (b) Violates or fails to perform or otherwise
                        breaks any covenant or agreement herein contained; or
                             (c) Vacates the demised premises or removes or
                        attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or
                             (d) Becomes embarrassed or insolvent, or makes an
                        assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, or if for any other reason Lessor shall, in good faith, believe that Lessee's ability to comply with the covenants of this lease, including the prompt payment of rent hereunder, is or may become impaired.

                               thereupon:
                             (1) The whole balance of rent and other charges,
                        payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance.
                        Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or
                             (2) At the option of Lessor, this lease and the
                        terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

21. Further Remedies    In the event of any default as above set forth in
    of Lessor           Section 20, Lessor, or anyone acting on Lessor's
                        behalf, at Lessor's option:
                             (a) May let said premises or any part or parts
                        thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term.
                        Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.
                             (b) May proceed as a secured party under the
                        provisions of the Uniform Commercial Code against the goods in which Lessor has been granted a security interest pursuant to Section 19(f) hereof; and
                             (c) May have and exercise any and all other rights
                        and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and
                             (d) May have and exercise any and all other rights
                        and remedies contained in this lease agreement, including the rights and remedies provided by Sections
                        22 and 23 hereof.

22. Confession of             Lessee covenants and agrees that if the rent
    Judgment            and/or any charges reserved in this lease as rent
    for Money           (including all accelerations of rent permissible under
                        the provisions of this lease) shall remain unpaid five
                        (5) days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence all actions pursuant to Pennsylvania Rules of Civil Procedure No.
                        2950 et seq. for the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs;
                        together with an attorney's commission of five percent
                        (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No.
                        2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

23. Confession of            Lessee covenants and agrees that if this lease
    Judgment for        shall be terminated (either because of condition broken
    Possession of       during the terms of this lease or any renewal or
    Real Property       extension thereof and/or when the term hereby created
                        or any extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq. for the entry of an order in Ejectment for the possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

24. Affidavit of             In any procedure or action to enter Judgment by
    Default Confession for Money pursuant to Section 22 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 23 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, and rule of court, custom, or practice to the contrary notwithstanding.

25. Waivers by Lessee       Lessee hereby releases to Lessor and to any and
    of Errors, Right    all attorneys who may appear for Lessee all errors in
    of Appeal, Stay,    any procedure or action to enter Judgment by Confession
    Exemptions,          by virtue of the warrants of attorney contained in this
    Inquisition         lease, and all liability therefor.  Lessee further
                        authorizes the Prothonotary or any Clerk of any Court of Record to Issue a Writ of Execution or other process, and further agrees that real estate may be sold as a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for non-payment of rent or for any other reason. Lessee specifically waives the right to the three (3) months' notice to quit and/or the fifteen (15) or thirty (30) days' notice to quit required by the Act of April 6, 1951, P.I. 69, as amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.

26. Right of Assignee        The right to enter judgment against Lessee by
    of Lessor           confession and to enforce all of the other provisions of
                        this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

27. Remedies                 All of the remedies hereinbefore given to Lessor
    Cumulative          and all rights and remedies given to it by law and
                        equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

28. Condemnation             In the event that the premises demised herein, or
                        any part thereof, is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

29. Subordination            This Agreement of Lease and all its terms,
                        covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in Control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

30. Notices             All notices must be given by certified mail, return
                        receipt requested.

31. Lease Contains all       It is expressly understood and agreed by and
    Agreements          between the parties hereto that this lease and the
                        riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

32. Heirs and                All rights and liabilities herein given to, or
    Assignees           imposed upon, the respective parties hereto shall
                        extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one
                        Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word
                        "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

33. Headings no              Any headings preceding the text of the several
    part of lease       paragraphs and sub-paragraphs hereof are inserted
                        solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

    In Witness Whereof, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE            Tornetta Realty Corp., Agent
PRESENCE OF:


- ----------------------------           ----------------------------Agent
                                       Burnside Associates/Fourtees

- ----------------------------           ---------------------------------
                                                           (Lessee)

- ----------------------------           ---------------------------------
                                       National Fiberstok Corporation
                                       BY:
- ----------------------------           ---------------------------------
                                                           (Lessee)

- ----------------------------       ATTEST:
                                       ---------------------------------
                                                           (Lessee)

    ADDENDUM to Lease Agreement dated September 2nd, 1994, by and between Tornetta Realty Corp., Agent for Burnside Associates/Fourtees, Co. (hereinafter referred to as Lessor), and National Fiberstok Corporation, a Delaware corporation (hereinafter referred to as Lessee), for all that certain space consisting of approximately 7,138 +/- square feet hereinafter referred to as the demised premises, and being a portion of the building on Lot #9 in the Norriton Business Campus, East Norriton Township, Montgomery County, Pennsylvania, said demised premises having the mailing address of 2051A Potshop Lane, Norristown, PA 19403.

    In the event of any conflict between the provisions of this Addendum and the preprinted provisions of this Lease, the provisions of this Addendum shall control and shall be given full force and effect without regard to any conflicting or contrary preprinted provisions.

34.) Lessee agrees to pay immediately to Lessor a late charge of six (6%) percent of the gross monthly rental for rents not received by Lessor on time. All rents are due on the first of each month. A charge of $50.00 is applicable for any checks returned from the bank, for whatever reason.

    Further, no payment by Lessee or receipt by Lessor, or Lessor's Agent, of a lesser amount than any installment or payment of rent or additional rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment shall be deemed an accord and satisfaction. Lessor, or Lessor's Agent, may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or payment due, or pursue any other remedies available to Lessor.

35.) It is agreed and understood by all parties made a part hereto, that Tornetta Realty Corp. is the sole and exclusive agent for Lessor on said property. Accordingly, Tornetta Realty Corp. shall be paid by Lessor at the rate of commission as outlined in a separate "Agency Agreement" between Lessor and Tornetta Realty Corp. Further it is understood and agreed that the officers of Tornetta Realty Corp., Agents herein, have an interest in the ownership of the herein described property. Lessee is not responsible for any commission payable to Tornetta Realty Corp.

36.) Lessee agrees to pay as additional rent, in addition to the minimum rental hereon reserved, their proportionate share of all taxes (including assessments) assessed or imposed upon the property of which the demised premises is a part based upon the percentage by which Lessee's square footage bears to the entire square footage of the building during the term of this Lease, renewals or extensions thereof. Lessee shall pay to Lessor such taxes based on the fiscal year or years of the taxing authorities, or portions thereof during the term hereof (appropriately apportioned for any partial year at the beginning or end of the term hereof).

    Lessor shall submit to Lessee a copy of any tax bills authorized and prepared by the tax authorities, as well as a bill prepared by Lessor as to Lessee's share of taxes due. Lessee shall at all times be responsible for and shall pay before delinquency Lessee's proportionate share of all county, township, and school real estate taxes assessed against the property, as well as all municipal, county, state or federal taxes assessed against any leasehold interest or any personal property of any kind owned, installed or used by Lessee, as well as all rent, occupancy, transportation, utility, use, amusement or vending machine taxes, now or hereafter imposed. Said taxes shall be paid by Lessee to Lessor at least one (1) month before the expiration of the net payment period of said taxes and before penalties are assessed.

    In the event lessee desires to take advantage of any early payment discount, then said tax payment shall be paid by Lessee to Lessor at least thirty (30) days before the expiration of any discount period. A bill submitted by Lessor to Lessee shall be conclusive evidence of the amount of taxes assessed or levied, as well as the items taxed.


                                         (1)

37.) Further to Paragraph 13(c) of this Lease Agreement, Lessee agrees that it will not keep, use, or offer for sale in or upon the demised premises any article which may be prohibited by the standard form of fire insurance policy. Lessee shall follow the recommendation of the Lessor, or its Agents, on conditions which will help to lower the premium rate of insurance.

    Lessor agrees to carry policies insuring the improvements on Lessor's property against fire and such other perils as are normally covered by Lessor in an amount of at least ninety (90%) percent of the replacement value of such improvements, together with insurance against such other risks (including loss of rent) including Fire, Extended Coverage, Vandalism and Malicious Mischief, Sprinkler, Rent, Sign, Boiler, Casualty and Liability Insurance, and in such amounts as Lessor deems appropriate. Lessee agrees to reimburse to Lessor their proportionate share of said insurance upon the property of which the demised premises is a part, based upon the percentage by which Lessee's square footage bears to the entire square footage of the building during the term of this Lease, renewals or extensions thereof. Such cost of said insurance, as stated above, shall be paid by the Lessee to Lessor as additional rent, in addition to the minimum rental hereon reserved within thirty (30) days of proof of payment of such insurance. Such insurance shall not include Lessee's furniture, fixtures, equipment or improvements. The amount due hereunder on account of said insurance shall be apportioned for that part of the first and last calendar years covered by the term hereof.

38.) During the term of this lease and any extensions thereof, Lessee shall keep in full force and effect a policy of Commercial General Liability Insurance in which the limits of Bodily Injury shall not be less than $1,000,000.00 per occurrence, and on which the Property Damage Limit shall not be less than $1,000,000.00 per occurrence. The insurance carrier and the form and substance of the policy shall be to the satisfaction of Lessor and a copy of the policy or a Certificate of Insurance shall be delivered to the Lessor's Agent. The insurance carrier shall be a responsible insurance carrier authorized to do business in the State of Pennsylvania. It shall have a policy holders rating of no less than "A" in the most current edition of Best's Insurance Report. Said policy shall name Lessor, Agent, and any persons, firms or corporations designated by Lessor, and Lessee, as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Lessor thirty (30) days prior written notice.

39. In compliance with Paragraph 15(c) of this Lease Agreement, and any other applicable provisions contained herein, it is understood and agreed that the Lessee will not install any signs without having first received written permission from Lessor, and will be solely responsible for any cost and effort as may be required for the installation of signs on the building or within the demised premises. This responsibility includes the purchase, installation, maintenance, upkeep, and removal if requested by Lessor (and repair after removal of any damage caused by signs), of any such sign(s). Further, Lessee is responsible to obtain and pay for any governmental licenses and/or permits, as may be required for any such sign(s). All signs of Lessee shall be maintained by Lessee, and kept in proper order including lighting, repairs and/or repainting. Lessor makes no representation as to whether or not signage, or the type or size of signage is permitted by governmental authorities at the demised premises or the building.

40.) Lessee, at the Lessee's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Lessor or Lessee with respect to the use, occupation or alteration of the demised premises. This shall include, but will not be limited to, obtaining whatever permits and/or licenses which may be required by Lessee to operate from this location, any permits and/or licenses which may be required for the installation of signs, and compliance with the Americans with Disabilities Act relating to Lessee's use and occupancy of the demised premises. Lessee's responsibility and compliance with this paragraph shall also include any present and future governmental or quasi-governmental directives (including without limitation those requirements of the Occupational Safety and Health Administration that relate to the premises) including but not limited to the indoor air quality of the demised premises and the maintenance of any heating, ventilating, and air-conditioning equipment or system for which the Lessee is responsible pursuant to this Lease. Lessee's failure to comply with any such law, order, ordinance, rule, regulation or directive above mentioned may be considered an Event of Default under this Lease.

                                         (2)

41.) Lessor's responsibility under this Lease shall be limited to its interest in the demised premises and in the building of which the demised premises forms a part, and no members of Lessor's partnership shall be personally liable hereunder. Lessee agrees to look solely to Lessor's interest in the demised premises and in the building for the collection of any judgment, and, in entering any such judgment, the person entering same shall request the prothonotary to mark the judgment index accordingly. If the demised premises or the building is transferred or conveyed, Lessor shall be relieved of all covenants and obligations under this Lease thereafter, provided that notice of said transfer or conveyance is given to Lessee by Lessor.

42.) Lessor represents and warrants to Lessee that to the best of their knowledge that no hazardous waste or hazardous substances, or other substances contrary to the Department of Environmental Resources (DER), the Environmental Protection Agency (EPA), or any other federal, state, or local authority having jurisdiction having regulations, have been previously buried or dumped on the demised premises. Furthermore, Lessee represents and warrants that they will not dump, bury, or contaminate the property with any hazardous waste or hazardous substances, or other substances contrary to the Department of Environmental Resources (DER), Environmental Protection Agency
(EPA), or any other federal, state, or local authority regulations. Lessee also agrees and understands that should they be in violation of any laws concerning the handling of materials known to be hazardous or have toxic characteristics and should any such materials be dumped, buried, or spilled into the air, soil, surface water, or ground water of the subject premise, then it shall be the sole responsibility of the Lessee to correct said condition to the satisfaction of the Lessor and the Department of Environmental Resources (DER), the Environmental Protection Agency (EPA), and any other authority having jurisdiction, and the Lessor may cancel this Lease. The provisions of this paragraph shall survive expiration or termination of this Lease.

43.) Lessee agrees to prohibit any odors, smoke, noise, or other pollutant resulting from Lessee's use of the demised premises, to the extent that any such pollution, in Lessor's opinion, is disturbing and adversely affects any other tenant, or is contrary to any governmental regulations. Should any such pollution occur, in Lessor's sole opinion, Lessee shall be responsible for the installation of necessary sound and odor controlling devises as is necessary so as not to unreasonably disturb the adjoining tenants.

44.) During the term of this Lease Agreement, and any extensions or renewals thereof, Lessor is responsible for any structural repairs to the roof and exterior walls of the leased building. Lessor's obligation to make such repairs, or replacements if necessary, shall not extend to any damage caused by the Lessee, it's agents, employees, and/or invitees. In this event, any such repairs or replacements, if necessary, shall be borne exclusively by Lessee. Lessee moreover has no rights whatsoever to said roof area and shall not, in any way, cause to have any appurtenances attached thereto. If Lessee should disturb the roof in any manner which would affect the Lessor's roof guarantee, the Lessee shall be responsible to satisfy said guarantee.

45.) It is understood and agreed between all parties made a part hereto that this Lease Agreement shall be deemed a net/net/net Lease. Lessor shall provide, as needed in the opinion of the Lessor, certain services to the common areas of the property of which the demised premises is a part as well as the common areas of the entire campus. Said Services shall include, but may not be limited to, the cutting of grass, maintenance of landscaping, snow and ice removal, maintenance of sanitary sewer systems, maintenance of retention basins, general periodic clean-up, replacement of exterior lights and bulbs and/or fixtures, common area lighting, repairs to the parking area and access roads, including the main access roads, and seven (7%) percent of all the foregoing costs to cover the Lessor's administrative and overhead costs. Coincidental with these services, Lessor shall bill Lessee quarterly (every three [3] months) for Lessee's proportionate share of said common area charges based on the percentage by which the square footage of the demised premises bears to the total leased square footage of the building of which the demised premises is a part. Any such billings shall be treated as additional rent, and shall be as same in accord with the provisions of this Lease Agreement, including Paragraph 34 of this Lease.

                                         (3)

46.) Inasmuch as the demised premises contains a wet sprinkler system and to the extent that the demised premises is sprinklered, Lessor agrees to provide any periodic maintenance of said sprinkler system as required from time to time, unless damage thereto is caused by Lessee, its agents, servants, employees, and/or invitees. Further, any damages resulting from the activation of the sprinkler system within the demised premises shall be at the absolute risk of the Lessee, with no obligation to the Lessor resulting thereof. In addition, Lessor shall be held harmless from any claim by Lessee due to the failure of the sprinkler system to adequately function. Lessee shall pay for all maintenance, including any fire service charge, water company charge, and any monitoring for the sprinkler system. Also, Lessee shall maintain heat in the demised premises so as to prevent the sprinkler system from freezing.

    It is further agreed and understood that said sprinkler system is designed for a Class 2 type of building use, and should Lessee desire or should Lessee need other than the class 2 system, then (a) Lessee must receive permission from Lessor and (b) said sprinkler system will be changed and maintained at Lessee's sole cost and expense to satisfy the Lessor and all governmental and local Fire Marshall regulations concerning same.

47.) Lessee shall be solely responsible for, agrees to contract with, and promptly pay all charges for heat, water, gas, sewer, electricity, trash, telephone, or any other utility or other service rendered, used or consumed in the demised premises, and service inspections made thereof, whether call charge, tax, assessment, fee or otherwise. Lessee shall also pay any "fire company charge" imposed with respect to the premises.

    Should Lessor elect to supply the water, gas, heat, electricity, trash, sewer or any other utility used or consumed in the demised premises, Lessee agrees to purchase and pay for the same as additional rent at rates which will not exceed those rates filed by the proper regulatory authorities. In no event shall Lessor be liable for an interruption or failure in the supply of any such utilities to the demised premises. Should the Lessee fail to make these payments when due, Lessor shall have the right to settle therefore such sums to be considered additional rent and collectible from Lessee as such by distress or other process, and to have all the priorities given by law to claims for rent.

    Lessee further covenants and agrees throughout the term of this Lease Agreement, any extensions or renewals thereof, that it will be responsible to maintain the demised premises in good repair, order and condition, at its sole cost and expense, excluding any normal maintenance as may be required to the structural members, exterior walls, or roof of the demised premises, provided Lessee is not negligent, but including all floors, interior walls, ceilings, doors of all types, locks, closures, and hinges, all lighting (including the replacement of light bulbs), all glass including windows, all electrical, heat, ventilating, and air conditioning systems, as well as all utilities and plumbing systems servicing the demised premises, making all repairs and/or replacements thereto as may be required or necessary, with materials of like quality.

    In addition, Lessee herein shall be responsible to have the heating system serviced a minimum of once a year, along with having the air conditioning system/units serviced at least four (4) times per year. Said servicing shall be at the sole cost and expenses of Lessee, shall be performed by a reputable heating and/or air conditioning contractor, and copies of said contract shall be submitted to Lessor by Lessee annually. Should the Lessee fail to service said systems, then this work may be done by the Lessor, and immediate payment as well as a service charge of ten (10%) percent shall be due from the Lessee for such work and/or repairs.

    Further, Lessee shall be responsible for the cleanliness of the demised premises and shall be responsible, at Lessee's sole cost and expense, for the separation, recylcing, and removal of Lessee's waste materials to conform with any and all governmental rules and regulations thereto. It is further agreed that the Lessor may request Lessee to emty trash daily, and if necessary, in Lessor's opinion, to temporarily store within the demised premises any trash or garbage refuse until disposed of by Lessee's trash collector. Lessor may request special disposal exclusive for Lessee's use in order to prevent odors and unhealthy conditions. If so requested, such special disposal will be at the Lessee's full cost and expense. Lessor shall have the right to designate the location of all dumpsters, and Lessee agrees to comply with all Board of Health rules and regulations.

                                         (4)

    Also, should Lessor so deem, there may be installed a common area dumpster for the removal of garbage refuse matter, and should said dumpster be installed, the Lessee shall pay its appropriate share based upon Lessee's usage, and shall be billed in accordance with Paragraph 45 herein.

48.) Lessee shall have the nonexclusive use in common with the Lessor, other tenants, their guests and invitees, of the automobile parking areas, driveways and footways, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Lessor. Lessor shall have the right to designate parking areas for the use of the building tenants and their employees, and the Lessee and their employees shall not park in parking areas not so designated specifically including driveways, fire lanes, loading/unloading areas, walkways and building entrances. Lessee agrees that upon written notice from Lessor, it will furnish to Lessor, within five (5) days from receipt of such notice, the state automobile license numbers assigned to the automobiles of the Lessee and its employees. Lessor nor its Agent shall be liable for any vehicles of the Lessee or its employees that the Lessor or Lessor's Agent shall have towed from the premises when illegally parked. Lessor nor Lessor's Agent will be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles, or equipment of vehicles.

49.) Outside storage, excluding truck trailers withon the property of which the demised premises is a part, is not permitted without advance approval in writing from Lessor. Long term trailer storage on any portion of the property is not permitted.

50.) Lessee agrees that should it be required in the Lessee's facility, or in adjacent facilities, that the Lessee shall contract with a pest exterminating contractor to exterminate as may be necessary and as may be directed by the Lessor. The sole cost and expense of this service shall be the responsibility and obligation of the Lessee, and a copy of said contract shall be delivered to Lessor annually without demand.

51.) Any improvements which the Lessee may require within the demised premises may not be accomplished without the advanced written permission of the Lessor. Lessor's approval/permission of any improvements, alterations, plans and/or working drawings shall create no responsibility or liability on the part of the Lessor for the completeness, design sufficiency, or compliance with laws, rules or regulations now in force, or which may hereafter be in force of governmental agencies or authorities. This includes any installation of any electronic devices (security systems, fire or intercommunications systems) as well as any decorative furnishings.

    Should the Lessee install or should there presently be a security system of any type in Lessee's demised premises, then said security system shall remain a part of the real estate and be turned over to Lessor at the termination of this Lease, including any keys and/or combinations, without any cost to Lessor, for his use or for use by subsequent tenants. Should the Lessee be requested to remove said security system, or be given permission to remove said security system by the Lessor, then it shall be the Lessee's obligation at their sole cost and expenses to replace any and all mouldings on windows, doors and walls which have been penetrated by the installation of the security system to their original condition.

    At the termination of the Lease Agreement, any such improvements or additions installed at the sole cost and expense of the Lessee may, at the option of the Lessor, be removed from the demised premises leaving said demised premises in its original conditions, less normal wear and tear, or said improvements and/or additions may be left within the demised premises for the beneficial use of the following occupant, at no cost or expense to the Lessor or to the following occupant. Lessee, its agents, employees and/or invitees, shall not cut or drill holes through the aluminum doors, window frames, mouldings or canopies at any time.

52.) Either party shall, at any time and from time to time, within twenty (20) days following the written request from the other, execute, acknowledge, and deliver to the requesting party a written statement certifying that this lease is in full force and effect and unmodified (or, if modified, stating that nature of such modification), certifying the date to which the rent reserved hereunder has been paid, and certifying that there are not, to the certifying party's knowledge, any uncured defaults or unpaid charges on the part of the other party, or specifying such defaults or unpaid charges if any are claimed. Any such statement may be


                                         (5)
relied upon by any lending institution or by any prospective purchaser or mortgagee on all or any part of the building or land on which the building is situated. The failure to deliver such statement within said twenty (20) day period shall be conclusive that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in requesting party's performance hereunder.

53.) Lessee hereby certifies that Lessee is not a non-resident alien, or foreign corporation, a foreign partnership, a foreign trust, or a foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations); that Lessee's Social Security number or Federal Income Tax number and Lessee's home or office address are as shown in Part I of this Lease Agreement. Lessee acknowledges that this certification may be disclosed to the Internal Revenue Service pursuant to federal law.

54.) It is further agreed and understood between the parties made a part hereto that the Lessor herein shall perform the following, at their sole cost and expense, prior to Lessee's occupancy, if possible:

    (a). Construct a demising wall along the column line for approximately one-half of the building (being Lessee's demised premises);

    (b).  Replace all carpet in all offices with builder's grade carpeting;

    (c).  Carpet the open office area with builder's grade carpeting;

    (d). Repaint all interior office space including bathrooms, offices and open office area;

    (e).  Broom-sweep clean the warehouse floor;

    (f). Repair the damage to the interior of the exterior rear wall (warehouse area);

    (g). All plumbing, electrical, heating and air conditioning units to be functioning properly; and

    (h).  Front door to be repaired to work properly, and re-weather stripped.

    In Witness Whereof, the parties hereto have executed these presents this ______ day of __________ , 1994, and intend to be legally bound thereby.


                                       TORNETTA REALTY CORP.


                                       By: __________________________________

WITNESS:
                                       BURNSIDE ASSOCIATES/FOURTEES, CO.

___________________________________    ______________________________________
                                                              (LESSOR)

                                       NATIONAL FIBERSTOK CORPORATION
ATTEST:

___________________________________    BY: __________________________________
                                                              (LESSEE)


                                         (6)

                                       [MAP]

                        LOCATION MAP   [MAP]
                                     SITE PLAN

                                       [MAP]
                                     FLOOR PLAN

                        EXHIBIT A

                        This Exhibit / Floor Plan is for the sole purpose to
                   identify the approximate location of the demised premises in the building. Lessor makes no representation or warranty by this Exhibit as to the usable or rentable square footage of the demised premises or in the building, or to the accuracy of dimensions as may be herein stated.

                                  AMENDMENT TO LEASE

    THIS AMENDMENT made this 5th day of April, 1995, between TORNETTA REALTY CORP., Agent for Burnside Associates / Fourtees Co., (hereinafter referred to as Lessor), and National Fiberstok Corporation, (hereinafter referred to as Lessee).

WITNESSETH:

    WHEREAS, by Lease Agreement dated September 2, 1994, as amended, TORNETTA REALTY CORP., Agent for Lessor, did lease to Lessee all that certain space consisting of approximately 7,138 +/- square feet, being a portion of the building on Lot #9 in the Norriton Business Campus, in the Township of East Norriton, County of Montgomery, Commonwealth of Pennsylvania.

    WHEREAS, Lessee desires to lease additional space and to occupy the entire building situate on Lot #9, in addition to an extension of the current term of said Lease.

    NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter recited, the parties hereto, intending to be legally bound, hereby agree as follows:

    1.)       It is agreed and understood that the Lessee herein shall occupy the entire building situate on Lot #9 in the Norriton Business Campus, which building consists of a total square footage deemed to be 14,978 +/- square feet, as shown on Exhibit A-1, attached hereto and made a part hereof. The effective date for Lessee to occupy the additional 7,840+/- square footage shall be May 1, 1995.

    2.)       The term of the above mentioned Lease Agreement is hereby
extended and continued for an additional nineteen (19) months, ending April 30, 2001.

    3.)       The new base minimum rent, which shall become due for the term of this Amendment for the entire 14,978+/- square foot building, shall be due on the first day of each month, and paid as follows:

Commencement                                    Annual            Monthly
Date                Ending Date                 Rental            Rental
- ------------        --------------             ---------          --------

May 1, 1995         April 30, 1996            $51,264.00         $4,272.00
May 1, 1996         April 30, 1997            $82,379.00         $6,864.92
May 1, 1997         April 30, 1998            $86,123.50         $7,176.96
May 1, 1998         April 30, 1999            $89,868.00         $7,489.00
May 1, 1999         April 30, 2000            $93,612.50         $7,801.00
May 1, 2000         April 30, 2001            $97,357.00         $8,113.08

    4.)       It is further agreed and understood that all sections of said
Lease Agreement shall be amended to reflect the additional space being leased, and all calculations set forth in said Lease, including additional rent, and encompassing but not limited to taxes, insurance, utilities, common area maintenance and maintenance fees, shall also be amended to include said additional square footage.

    5.)       It is agreed and understood that the Lessee is leasing the additional 7,840+/- square feet, as called for herein, it its "As Is" condition. Lessee assumes the costs and expense of any and all renovations Lessee desires in said premises, in accordance with Paragraph 51 of said Lease. Lessor herein, prior to May 1, 1995, shall clean the warehouse floor of the 7,840+/- additional square footage being leased; in addition to having all plumbing, electrical, heating and air conditioning units functioning properly in said additional space.

    6.)       It is agreed and understood that should the Lessee wish to occupy the 7,840+/- additional square footage prior to the May 1, 1995, all terms and conditions of the Lease will then be in full force and effect from the date of said early occupancy with the exception of the payment of the base minimum rent, per the Lease. Lessee will be fully responsible for the payment of any and all utilities used or consumed in the entire premises from the date Lessee is granted said early occupancy. Early occupancy will not be granted until the Lessee complies and/or delivers to the Lessor or Lessor's Agent the following:
(1) a fully executed Amendment to Lease Agreement; (2) a Certificate of Insurance for the entire building shall be deliver to Lessor's Agent; and (3) all utilities servicing the demised premises shall be transferred into the name of the Lessee. The per diem rental during said early occupancy period for the 7,840+/- square footage shall be Seventy Four Dollars and fifty/cent ($74.50), in addition to the then current rental due for the original 7,138+/- square footage presently leased.

    7.)       It is agreed and understood that Paragraph 55 of the Second
Addendum to the Lease Agreement, being Lessee's right to renew this Lease for one (1) renewal term of five (5) years, shall remain in effect with the exception of the calculation of the rental due during said renewal term. As herein agreed, Section C of Paragraph 55 shall be amended to read as follows:

    (C). The rental during each year of the renewal period provided for the above shall be the product obtained by multiplying Eight Thousand One Hundred Thirteen Dollars and Eight/Cents ($8,113.08) per month by a fraction the numerator of which the "Revised Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United Stats Department of Labor for Philadelphia-Wilmington-Trenton, PA-DE-NJ-MD Area, All Items, (1982 / 1984 = 100)" ("CPI-U") for that twelve (12) calendar month period ending four
(4) months prior to the first calendar month of each such Lease Year and the denominator of which is the average CPI-U for that period which is twelve (12) calendar months ending four (4) months prior to May 1, 2000.

    8) Except as herein provided, all other terms, covenants, conditions and stipulations contained in the aforementioned Lease Agreement, as amended, modified, and extended, are to be continued with like effect and to all legal intents and purposes as if included in a new and formal Indenture of Lease containing identical terms, covenants, conditions and stipulations as in the original Lease Agreement above mentioned except as herein modified, until such time as the expiration of the term is hereby extended, and the same is hereby ratified and confirmed.

    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 19 day of April, 1995.


TORNETTA REALTY CORP., AGENT      BURNSIDE ASSOCIATES /
                                  FOURTEES CO.

BY: /s/______________________               BY: /s/______________________
                                                        (LESSOR)


                                  NATIONAL FIBERSTOK
                                  CORPORATION


                                  BY: /s/______________________
                                                (LESSOR)

                                    [LOCATION MAP]

                                     [FLOOR PLAN]

Total deemed square footage of building 14,978 PLUS OR MINUS


EXHIBIT A-1

    This Exhibit/Floor Plan is for the sole purpose to identify the approximate location of the demised premises in the building. Lessor makes no representation or warranty by this Exhibit as to the usable or rentable square footage of the demised premises or in the building, or to the accuracy of dimensions as may be herein stated.